                                  EXHIBIT 22.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                              SUBSIDIARY SCHEDULE
                                 MARCH 14, 1994


                                                                                  STATE OF
CORPORATION                                                                       INCORPORATION
- -----------                                                                       -------------
A.B.C. HEALTH EQUIPMENT CORP.                                                     NEW YORK
A-1 HOME MEDICAL SERVICES, INC.                                                   OHIO
AMCO MEDICAL SERVICE, INC.                                                        TEXAS
AGI - CAMELOT, INC.                                                               MISSOURI
AGI - MCDONALD COUNTY HEALTH CARE, INC.                                           MISSOURI
AGI - VILLA CAPRI MANOR, INC.                                                     MISSOURI
BEVERLY CALIFORNIA CORPORATION                                                    CALIFORNIA
BEVERLY ENTERPRISES - ALABAMA, INC.                                               CALIFORNIA
BEVERLY ENTERPRISES - ARIZONA, INC.                                               CALIFORNIA
BEVERLY ENTERPRISES - ARKANSAS, INC.                                              CALIFORNIA
BEVERLY ENTERPRISES - CALIFORNIA, INC.                                            CALIFORNIA
BEVERLY ENTERPRISES - COLORADO, INC.                                              CALIFORNIA
BEVERLY ENTERPRISES - CONNECTICUT, INC.                                           CALIFORNIA
BEVERLY ENTERPRISES - DELAWARE, INC.                                              CALIFORNIA
BEVERLY ENTERPRISES - DISTRIBUTION SERVICES, INC.                                 CALIFORNIA
BEVERLY ENTERPRISES - DISTRICT OF COLUMBIA, INC.                                  CALIFORNIA
BEVERLY ENTERPRISES - FLORIDA, INC.                                               CALIFORNIA

                                  EXHIBIT 22.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                              SUBSIDIARY SCHEDULE
                                 MARCH 14, 1994


                                                                                  STATE OF
CORPORATION                                                                       INCORPORATION
- -----------                                                                       -------------
BEVERLY ENTERPRISES - GARDEN TERRACE, INC.                                        CALIFORNIA
BEVERLY ENTERPRISES - GEORGIA, INC.                                               CALIFORNIA
BEVERLY ENTERPRISES - HAWAII, INC.                                                CALIFORNIA
BEVERLY ENTERPRISES - IDAHO, INC.                                                 CALIFORNIA
BEVERLY ENTERPRISES - ILLINOIS, INC.                                              CALIFORNIA
BEVERLY ENTERPRISES - INDIANA, INC.                                               CALIFORNIA
BEVERLY ENTERPRISES - IOWA, INC.                                                  CALIFORNIA
BEVERLY ENTERPRISES - KANSAS, INC.                                                CALIFORNIA
BEVERLY ENTERPRISES - KENTUCKY, INC.                                              CALIFORNIA
BEVERLY ENTERPRISES - LOUISIANA, INC.                                             CALIFORNIA
BEVERLY ENTERPRISES - MAINE, INC.                                                 CALIFORNIA
BEVERLY ENTERPRISES - MARYLAND, INC.                                              CALIFORNIA
BEVERLY ENTERPRISES - MASSACHUSETTS, INC.                                         CALIFORNIA
BEVERLY ENTERPRISES - MICHIGAN, INC.                                              CALIFORNIA
BEVERLY ENTERPRISES - MINNESOTA, INC.                                             CALIFORNIA
BEVERLY ENTERPRISES - MISSISSIPPI, INC.                                           CALIFORNIA

                                  EXHIBIT 22.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                              SUBSIDIARY SCHEDULE
                                 MARCH 14, 1994

                                                                                  STATE OF
CORPORATION                                                                       INCORPORATION
- -----------                                                                       -------------
BEVERLY ENTERPRISES - MISSOURI, INC.                                              CALIFORNIA
BEVERLY ENTERPRISES - MONTANA, INC.                                               CALIFORNIA
BEVERLY ENTERPRISES - NEBRASKA, INC.                                              CALIFORNIA
BEVERLY ENTERPRISES - NEVADA, INC.                                                CALIFORNIA
BEVERLY ENTERPRISES - NEW HAMPSHIRE, INC.                                         CALIFORNIA
BEVERLY ENTERPRISES - NEW JERSEY, INC.                                            CALIFORNIA
BEVERLY ENTERPRISES - NEW MEXICO, INC.                                            CALIFORNIA
BEVERLY ENTERPRISES - NORTH CAROLINA, INC.                                        CALIFORNIA
BEVERLY ENTERPRISES - NORTH DAKOTA, INC.                                          CALIFORNIA
BEVERLY ENTERPRISES - OHIO, INC.                                                  CALIFORNIA
BEVERLY ENTERPRISES - OKLAHOMA, INC.                                              CALIFORNIA
BEVERLY ENTERPRISES - OREGON, INC.                                                CALIFORNIA
BEVERLY ENTERPRISES - PENNSYLVANIA, INC.                                          CALIFORNIA
BEVERLY ENTERPRISES - RHODE ISLAND, INC.                                          CALIFORNIA
BEVERLY ENTERPRISES - SOUTH CAROLINA, INC.                                        CALIFORNIA
BEVERLY ENTERPRISES - TENNESSEE, INC.                                             CALIFORNIA
BEVERLY ENTERPRISES, TEXAS, INC.                                                  CALIFORNIA

                                  EXHIBIT 22.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                              SUBSIDIARY SCHEDULE
                                 MARCH 14, 1994

                                                                                  STATE OF
CORPORATION                                                                       INCORPORATION
- -----------                                                                       -------------
BEVERLY ENTERPRISES - UTAH, INC.                                                  CALIFORNIA
BEVERLY ENTERPRISES - VERMONT, INC.                                               CALIFORNIA
BEVERLY ENTERPRISES - VIRGINIA, INC.                                              CALIFORNIA
BEVERLY ENTERPRISES - WASHINGTON, INC.                                            CALIFORNIA
BEVERLY ENTERPRISES - WEST VIRGINIA, INC.                                         CALIFORNIA
BEVERLY ENTERPRISES - WISCONSIN, INC.                                             CALIFORNIA
BEVERLY ENTERPRISES - WYOMING, INC.                                               CALIFORNIA
BEVERLY ENTERPRISES  CANADA (1988), INC.                                          CANADA
BEVERLY ENTERPRISES JAPAN LIMITED                                                 CALIFORNIA
BEVERLY ENTERPRISES MEDICAL EQUIPMENT CORPORATION                                 CALIFORNIA
BEVERLY ENTERPRISES REHABILITATION CORPORATION                                    CALIFORNIA
BEVERLY ENTERPRISES, INC.                                                         DELAWARE
BEVERLY FUNDING CORPORATION                                                       DELAWARE
BEVERLY INDEMNITY, LTD.                                                           VERMONT
BEVERLY MANOR INC. OF HAWAII                                                      CALIFORNIA
BEVERLY REMIC DEPOSITOR, INC.                                                     CALIFORNIA
BEVERLY SAVANA CAY MANOR, INC.                                                    CALIFORNIA

                                  EXHIBIT 22.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                              SUBSIDIARY SCHEDULE
                                 MARCH 14, 1994

                                                                                  STATE OF
CORPORATION                                                                       INCORPORATION
- -----------                                                                       -------------
COLUMBIA - VALLEY NURSING HOME, INC.                                              OHIO
COMMERCIAL MANAGEMENT, INC.                                                       IOWA
COMPUTRAN SYSTEMS, INC.                                                           OREGON
CONTINENTAL CARE CENTERS OF COUNCIL BLUFFS, INC.                                  IOWA
FOREST CITY BUILDING LTD.                                                         MISSOURI
FRAIBERG & SMITH HOME MEDICAL SYSTEMS, INC.                                       OHIO
HALLMARK CONVALESCENT HOMES, INC.                                                 MICHIGAN
HOME MEDICAL SYSTEMS, INC.                                                        DELAWARE
HOSPITAL FACILITIES CORPORATION                                                   CALIFORNIA
KENWOOD VIEW NURSING HOME, INC.                                                   KANSAS
LIBERTY NURSING HOMES, INCORPORATED                                               VIRGINIA
LUNG CARE, INC.                                                                   CALIFORNIA
LUNG CARE, INC.                                                                   MICHIGAN
MEDICAL ARTS HEALTH FACILITY OF LAWRENCEVILLE, INC.                               GEORGIA
MEDICAL HEALTH INDUSTRIES, INC.                                                   DELAWARE
MODERNCARE OF LUMBERTON, INC.                                                     NORTH CAROLINA
NEBRASKA CITY S-C-H, INC.                                                         NEBRASKA

                                  EXHIBIT 22.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                              SUBSIDIARY SCHEDULE
                                 MARCH 14, 1994

                                                                                  STATE OF
CORPORATION                                                                       INCORPORATION
- -----------                                                                       -------------
NURSING HOME OPERATORS, INC.                                                      OHIO
NSC HOME MEDICAL SYSTEM, INC.                                                     OHIO
PETERSEN HEALTH CARE, INC.                                                        FLORIDA
PHARMACY CORPORATION OF AMERICA                                                   CALIFORNIA
PHYMEDSCO, INC.                                                                   WEST VIRGINIA
PULMONARY REHAB. ASSOCIATES, LTD.                                                 MICHIGAN
SALEM NO. 1, INC.                                                                 MISSOURI
SOUTH ALABAMA NURSING HOME, INC.                                                  ALABAMA
SOUTH DAKOTA - BEVERLY ENTERPRISES, INC.                                          CALIFORNIA
TAYLOR COUNTY HEALTH FACILITY, INCORPORATED                                       FLORIDA
VANTAGE HEALTHCARE CORPORATION                                                    DELAWARE